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                                                                   EXHIBIT 10.1


                            MICRO GENERAL CORPORATION

                             1995 STOCK OPTION PLAN


        1. PURPOSE. The Plan is intended to provide incentive to key employees, consultants and directors of the Corporation, to encourage proprietary interest in the Corporation, to encourage such key employees to remain in the employ of the Corporation and its Subsidiaries, to attract new employees with outstanding qualifications, and to afford additional incentive to consultants to increase their efforts in providing significant services to the Corporation.

        2. DEFINITIONS.

           (a) "Board" shall mean the Board of Directors of the Corporation.

           (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

           (c) "Committee" shall mean the committee, if any appointed by the Board in accordance with Section 4 of the Plan.

           (d) "Common Stock" shall mean the Common Stock, par value $.O1 per share, of the Corporation.

           (e) "Corporation" shall mean Micro General Corporation, a California corporation.

           (f) "Director Option" shall mean an Option granted pursuant to
Section 5.

           (g) "Disability" shall mean the condition of an Employee who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

           (h) "Disinterested Director" shall mean a director of the Company who is "disinterested" within the meaning of Rule 16b-3 under the Exchange Act.

           (i) "Employee" shall mean an individual who is employed (within the meaning of Code Section 3401 and the regulations thereunder) by the Corporation or a Subsidiary.

           (j) "Exercise Price" shall mean the price per Share of Common Stock, determined by the Board or the Committee, at which an Option may be exercised.

           (k) "Fair Market Value" shall mean the value of one (1) Share of Common



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Stock, determined as follows:

               (1) If the Shares are traded on an exchange, the price at which Shares traded at the close of business on the date of valuation;

               (2) If the Shares are traded over-the-counter on the NASDAQ System, the closing price if one is available, or the mean between the bid and asked prices on said System at the close of business on the date of valuation; and

               (3) If neither (1) nor (2) applies, the fair market value as determined by the Board or the Committee in good faith. Such determination shall be conclusive and binding on all persons.

           (l) "Incentive Stock Option" shall mean an option described in
Section 422 of the Code.

           (m) "Nonstatutory Stock Option" shall mean any stock granted pursuant to the Plan.

           (n) "Optionee" shall mean an employee who has received an Option.

           (o) "Outside Director" shall mean a director of the Company who is an outside director within the meaning of 162(m) of the Code.

           (p) "Plan" shall mean the Micro General Corporation 1995 Stock Option Plan, as it may be amended from time to time.

           (q) "Retirement" shall mean the voluntary termination of employment by an Employee upon the attainment of age sixty-five (65) and the completion of not less than twenty (20) years of service with the Corporation or a Subsidiary.

           (r) "Share" shall mean one (1) share of Common Stock, adjusted in accordance with Section 10 of the Plan (if applicable).

           (s) "Subsidiary" shall mean any corporation at least fifty percent (50%) of the total combined voting power of which is owned by the Corporation or by another Subsidiary.

        3. EFFECTIVE DATE. The Plan was adopted by the Board on February 9, 1995, subject to the approval by the Corporation's shareholders. The Plan is being submitted to the shareholders of the Corporation for their approval at the Annual Meeting thereof scheduled for June 8, 1995. The effective date of the Plan shall be February 9, 1995, provided that the Plan is approved by the shareholders of the Corporation at the Annual Meeting.



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        4. ADMINISTRATION. The Plan shall be administered by the Outside
Directors of the Board, or by a committee appointed by the Board which shall consist of not less than three (3) members each of whom are Disinterested Directors and Outside Directors (the "Committee"). The Board shall appoint one of the members of the Committee, if there be one, as Chairman of the Committee. If a Committee has been appointed, the Committee shall hold meetings at such times and places as it may determine. Acts of a majority of the Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. The Board, or the Committee if there be one, shall from time to time at its discretion select the Employees and consultants who are to be granted Options, determine the number of Shares to be granted to each Optionee and designate such Options such as Incentive Stock Options or Non-statutory Stock Options, except that no Incentive Stock Option may be granted to a non-Employee consultant. The interpretation and construction by the Board, or by the Committee if there be one, of any provision of the Plan or of any Option granted thereunder shall be final. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

        5. PARTICIPATION.

           (a) Option Grants for Employees and Consultants.


               (1) Ten-Percent Shareholders. An Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Corporation, its parent or any of its Subsidiaries shall not be eligible to receive an Option unless (1) the Exercise Price of the Shares subject to such Option is at least one hundred percent (100%) of the Fair Market Value of such Shares on the date of grant and (ii) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

               (2) Stock Ownership. For purposes of (1) above, in determining stock ownership an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his brothers, sisters, spouses, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Employee holds an Option shall not be counted.

               (3) Outstanding Stock. For purposes of (1) above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee. "Outstanding stock" shall not include shares authorized for issue under outstanding Options held by the Optionee or by any other person.

           (b) Option Grants for Non-Employee Directors.

               (1) Grant. Subject to the availability of an adequate number of Shares



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designated under the Plan, each non-Employee Director shall be granted Director
Options under the Plan automatically on a non-discretionary basis according to the following provisions of this Section 5(b). Director Options shall be granted automatically to non-Employee Directors as follows: (i) each person who is a non-Employee Director on the first business day following the 1995 annual meeting of stockholders of the Company shall be granted on such date an Option to purchase 2,500 Shares; and (ii) thereafter, each person who is a non-Employee Director on the first business day following the day of a subsequent annual meeting of stockholders shall be granted on such first business day an Option to purchase 2,500 Shares.

           (2) Duration. Each Director Option shall terminate on the date which is the tenth anniversary of the grant date, unless terminated earlier as follows:

               (a) If an Optionee's service as a Director terminates for any reason other than Disability, death, or cause, the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was exercisable as of the date of the Optionee's service as a Director was terminated, after which time the Option shall automatically terminate in full.

               (b) If an Optionee's service as a Director terminates by reason of Disability, the Optionee may, for a period of one (1) year after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as Director terminated, after which one (1) year period the Option shall automatically terminate in full.

               (c) If an Optionee's service as a Director terminates for cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

               (d) If an Optionee dies while a Director or within three (3) months after termination of service as a Director as described in clause (a) or
(b) of this Section 5(b)2, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however. that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of termination of the Optionee's services as a Director.

        6. STOCK. The stock subject to Options granted under the Plan shall be Shares of the Corporation's authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued upon exercise of Options under the Plan shall not exceed 100,000 shares. The number of Shares subject to Options outstanding at any time shall not exceed the number of Shares remaining available for issuance under the Plan. In the event that any outstanding Option for any reason expires or is terminated, the Shares allocable to the



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unexercised portion of such Option may again be made subject to any Option. The limitations established by this Section 6 shall be subject to adjustment in the manner provided in Section 10 hereof upon the occurrence of an event specified therein.

        7. TERMS AND CONDITIONS of OPTIONS.

           (a) Stock Option Agreements. Options shall be evidenced by written stock option agreements in such form as the Board, or the Committee if there be one, shall from time to time determine. Such agreements shall comply with and be subject to the terms and conditions set forth below.

           (b) Number of Shares. Each Option shall state the number of Shares to which it pertains and shall provide for the adjustment thereof in accordance with the provisions of Section 10 hereof.

           (c) Exercise Price. Each Option shall state the Exercise Price. The Exercise Price in the case of any Incentive Stock Option shall not be less than the Fair Market Value on the date of grant and, in the case of any Option granted to an Optionee shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

           (d) Time of Payment. The purchase price shall be payable in full in United States dollars upon the exercise of the Option.

           (e) Term and Nontransferability of Options. Each Option shall state the time or times which all or part thereof becomes exercisable. No Option shall be exercisable after the expiration of ten (10) years from the date it was granted, and no Option granted to an Optionee described in Section 5(a)1 hereof shall be exercisable after the expiration of five (5) years from the date it was granted. During the lifetime of the Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution.

           (f) Termination of Employment. Except by Death. Disability or Retirement. If an Optionee ceases to be an Employee for any reason other than his or her death, Disability or Retirement, such Optionee shall have the right, subject to the restrictions of (3) above, to exercise the Option at any time within three (3) months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable option agreement and had not previously been exercised; provided, however, that if the Optionee was terminated for cause (as defined in the applicable option agreement) any Option not exercised in full prior to such termination shall be cancelled. For this purpose, the employment relationship shall be treated as continuing intact while the Optionee is on military leave, sick leave or other bona fide leave of absence (to be determined in the sole discretion of the Committee). The foregoing


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notwithstanding, in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90th) day after the Optionee's reemployment rights are guaranteed by statute or by contract.

           (g) Death of Optionee. If an Optionee dies while an Employee, or after ceasing to be an Employee but during the period while he or she could have exercised the Option under this Section 7, and has not fully exercised the Option, then the Option may be exercised in full, subject to the restrictions of
(3) above, at any time within twelve (12) months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that, at the date of death, the Optionee's right to exercise such Option had accrued and had not been forfeited pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

           (h) Disability, of Optionee. If an Optionee ceases to be an Employee by reason of Disability, such Optionee shall have the right, subject to the restrictions of (f) above, to exercise the Option at any time within twelve (12) months after termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

           (i) Retirement of Optionee. If an Optionee ceases to be an Employee by reason of Retirement, such Optionee shall have the right, subject to the restrictions of (3) above, to exercise the Option at any time within three (3) months after termination of employment, but only to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of the applicable Option Agreement and had not previously been exercised.

           (j) Rights as a Stockholder. An Optionee, or a transferee of an Optionee, shall have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10 hereof.

           (k) Modification. Extension and Renewal of Option. Within the limitations of the Plan, the Board, or the Committee if there be one, may modify, extend or renew outstanding Options or accept the cancellation of outstanding Options (to the extent not previously exercised) for the granting of new Options in substitution thereof. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

           (l) Other Provisions. The stock option agreements authorized under the Plan may contain such other provisions not inconsistent with the terms of the Plan (including, without



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limitation, restrictions upon the exercise of the Option) as the Board, or the
Committee if there be one, shall deem advisable.

        8. LIMITATION ON VALUE OF EXERCISABLE SHARES. In the case of Incentive Stock Options granted hereunder, the aggregate Fair Market Value (determined as of the date of the grant thereof) of the Shares with respect to which Incentive Stock Options become exercisable by any employee of the Company for the first time during any calendar year (under this Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries) shall not exceed $100,000.

        9. TERM OF PLAN. Options may be granted pursuant to the Plan until the expiration of ten (10) years from the effective date of the Plan.

        10. RECAPITALIZATIONS. Subject to any required action by shareholders, the number of Shares covered by the Plan as provided in Section 6 hereof, the number of Shares covered by each outstanding Option and the Exercise Price thereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of Common Stock) or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Corporation. Subject to any required action by stockholder, if the Corporation is the surviving corporation in any merger or consolidation, each outstanding Option shall pertain and apply to the securities to which a holder of the number of Shares subject to the Option would have been entitled. In the event of a merger or consolidation in which the Corporation is not the surviving corporation, the date of exercisability of each outstanding Option shall be accelerated to a date prior to such merger or consolidation, unless the agreement of merger or consolidation provides for the assumption of the Option by the successor to the Corporation. To the extent that the foregoing adjustments relate to securities of the Corporation, such adjustments shall be made by the Board, or the Committee if there be one, whose determination shall be conclusive and binding on all persons. Except as expressly provided in this
Section 10, the Optionee shall have no rights by reason of subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Exercise Price of Shares subject to an Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power to the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business assets.

        11. SECURITIES LAW REQUIREMENTS.

            (a) Legality of Issuance. The issuance of any Shares upon the exercise of any



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Option and the grant of any Option shall be contingent upon the following:

                  (1) The Corporation and the Optionee shall have taken all actions required to register the Shares under the Securities Act of 1933, as amended (the "Act"), and to qualify the Option and the Shares under any and all applicable state securities or "blue sky" laws or regulations, or to perfect an exemption from the respective registration and qualification requirements thereof;

                  (2) Any applicable listing requirement of any stock exchange on which the Common Stock is listed shall have been satisfied; and

                  (3) Any other applicable provision of state or Federal law shall be satisfied.

           (b) Restrictions on Transfer. Regardless of whether the offering and sale of Shares under the Plan has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions on the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state or any other law. In the event that the sale of Shares under the Plan is not required an investment representation or other representation, each Optionee shall be required to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Any determination by the Corporation and its counsel in connection with any of the matter set forth in this Section 11 shall be conclusive and binding on all persons. Stock certificates evidencing Shares acquired under the Plan pursuant to an unregistered transaction shall bear the following restrictive legend and such other restrictive legends as are required or deemed advisable under the provisions of any applicable law.

           "THE SALE OF THE SECURITIES REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE ISSUER SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

           (c) Registration or Qualification of Securities. The Corporation may, but shall not be obligated to register or qualify the issuance of Options and/or the sale of Shares under the Act or any other applicable law. The Corporation shall not be obligated to take any affirmative action in order to cause the issuance of Options or the sale of Shares under the Plan to comply with any law.


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           (d) Exchange of Certificates. If, in the opinion of the Corporation and its counsel, any legend placed on a stock certificate representing shares sold under the Plan is no longer required, the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

        12. INTERPRETATION. Unless otherwise expressly stated in the relevant Agreement, any grant of Options is intended to be performance-based compensation within the meaning of Section 162(m)(4)(C) of the Code. The Board, or Committee if there be one, shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options to fail to qualify as performance-based compensation.

        13. AMENDMENT OF THE PLAN. The Board may from time to time, with respect to any Shares at the time not subject to Options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without the approval of the Corporation's stockholders, no such revision or amendment shall:

            (a) Increase the number of Shares subject to the Plan; or

            (c) Amend this Section 12 to defeat its purpose.

        14. APPLICATION OF FUNDS. The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.

        15. EXECUTION. To record the adoption of the Plan in the form set forth above by the Board effective as of February 9, 1995, the Corporation has caused this Plan to be executed in the name and on behalf of the Corporation where provided below by an officer of the Corporation thereunto duly authorized.



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